UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

–––––––––––––

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 15, 2013

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

8905 Towne Centre Drive, Suite 108 San Diego, CA (Address of Principal Executive Offices)	92122 (Zip Code)

Registrant's telephone number, including area code: (914) 620-2700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 15, 2013, Retail Opportunity Investments Corp. (the "Company") acquired the property known as Canyon Crossing Shopping Center (“Canyon Crossing Shopping Center”) located in Puyallup, Washington, within the Seattle metropolitan area, for a purchase price of approximately $35.0 million, from an unaffiliated third-party seller. Canyon Crossing Shopping Center is approximately 121,000 square feet and is anchored by Safeway Supermarket. The property was acquired using borrowings under the Company’s credit facility.

On April 22, 2013, the Company acquired the property known as Diamond Hills Plaza (“Diamond Hills Plaza”) located in Diamond Bar, California, within the Los Angeles metropolitan area, for a purchase price of approximately $48.0 million, from an unaffiliated third-party seller. Diamond Hills Plaza is approximately 140,000 square feet and is anchored by an H Mart Supermarket and a Rite Aid. The property was acquired using borrowings under the Company’s credit facility.

Set forth in Item 9.01 are financial statements prepared pursuant to Rule 3-14 of Regulation S-X relating to the acquisition of each of Canyon Crossing Shopping Center and Diamond Hills Plaza, each of which individually is not considered significant within the meaning of Rule 3-14.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Canyon Crossing Shopping Center

•	Independent Auditors’ Report

•	Statement of Revenues and Certain Expenses for the year ended December 31, 2012 (Audited) and three months ended March 31, 2013 (Unaudited)

•	Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2012 (Audited) and three months ended March 31, 2013 (Unaudited)

Diamond Hills Plaza

•	Independent Auditors’ Report

•	Statement of Revenues and Certain Expenses for the year ended December 31, 2012 (Audited) and three months ended March 31, 2013 (Unaudited)

•	Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2012 (Audited) and three months ended March 31, 2013 (Unaudited)

(b)	Pro Forma Financial Information.

•	Pro Forma Consolidated Balance Sheet as of March 31, 2013 (Unaudited)

•	Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2013 (Unaudited)

•	Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012 (Unaudited)

•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(c)	Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Financial statements and pro forma financial information referenced above under paragraphs (a) and (b) of this Item 9.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.
Dated: May 29, 2013	By: /s/ Michael B. Haines Michael B. Haines Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Financial statements and pro forma financial information referenced above under paragraphs (a) and (b) of this Item 9.01